UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2013

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Church Road, Suite 200, Ardmore, Pennsylvania		19003
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2013, the shareholders of Escalon Medical Corp (the "Company") approved the Company's 2013 Equity Plan (2013 Equity Plan) at the Company's 2013 annual meeting of shareholders. The 2013 Equity Plan is integral to the Company’s compensation strategies and programs. The purpose of the 2013 Equity Plan is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries may be given an opportunity to acquire shares of the Company’s common stock. The Company intends that the 2013 Equity Plan will promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain services of highly qualified persons and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

Description of Our 2013 Equity Plan
The essential features of our 2013 Equity Plan are outlined below. The following description is not complete and is qualified by reference to the full text of our 2013 Equity Plan, which is appended to the Company's 2013 Proxy Statement.

Purpose
Our board of directors adopted our 2013 Equity Plan on November 6, 2013, subject to shareholder approval of our 2013 Equity Plan. The objective of our 2013 Equity Plan is to provide an incentive to designated employees, certain consultants and advisors (as defined and interpreted for purposes of Form S-8 under the Securities Act of 1933) who perform services for us and non-employee directors to contribute to our growth by continuing to align the interests of participants with the interests of our shareholders.

Grants
Our 2013 Equity Plan will permit the granting of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights ("SARs") and other equity-based awards (collectively, "grants"). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our 2013 Equity Plan, the grant to any particular employee is subject to the discretion of our board of directors and its compensation committee.
The maximum number of shares of our common stock that we may issue under our Plan may not exceed 550,000 shares, all of which may be granted as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The number of shares of our common stock that will be subject to grants made under our 2013 Equity Plan will be increased annually on July 1 of each year commencing July 1, 2014, until the expiration of our 2013 Equity Plan by a number equal to the lesser of (i) 10,000 shares of our common stock, (ii) 4% of the shares of our capital stock outstanding on such date, calculated on a common-equivalent basis, or (iii) an amount determined by our board of directors. If a grant expires or terminates for any reason before it is fully vested or exercised, or if any grant is forfeited, we may again make the number of shares subject to that grant that the participant has not purchased or that has not vested subject to another grant under our Plan.
We will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to our 2013 Equity Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets. The maximum number of shares of our common stock that may be subject to grants made under our Plan to any individual in any calendar year may not exceed 550,000 shares.

Administration
Our board of directors or a board committee comprised of members of our board of directors who are "outside directors" under Section 162(m) of the Code, "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and "independent directors" as defined under the rules of the NASDAQ Stock Market will administer our 2013 Equity Plan. Our board of directors has delegated administration of the 2013 Equity Plan to the compensation committee of our board of directors. Our compensation committee, will:

•determine the individuals to whom grants will be made and the type, amount of shares and terms of each grant;
•determine the exercise price for the purchase of shares of our common stock subject to options which exercise price may not be less than 100% of the fair market value, as defined below, of our common stock;
•determine whether the options are incentive stock options or nonqualified options;
•interpret the provisions of our 2013 Equity Plan and decide all questions of fact arising in the application of our 2013 Equity Plan; and
•make all other determinations necessary or advisable for the administration of our 2013

Equity Plan.
The term "fair market value" under our 2013 Equity Plan means, if our common stock is publicly traded on a national securities exchange, (i) the last report sale price of our common stock on the relevant date or if there were no trades on that date, the latest preceding date upon which a sale was reported or (ii) if our common stock is not principally traded on a national securities exchange, the mean between the last reported "bid" and "asked" prices of our common stock on the relevant date, as reported on the national securities exchange or, if not so reported, as reported by the over-the-counter quotation system on which our common stock is then quoted or as reported in a customary financial reporting services, as applicable and as our compensation committee determines. If our common stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations, the fair market value per share will be as determined by our board of directors.

Grant Instruments
All grants will be subject to the terms and conditions set forth in our 2013 Equity Plan and to such other terms and conditions consistent with our 2013 Equity Plan as our compensation committee deems appropriate and as are specified in writing by our compensation committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of our compensation committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant. Grants need not be uniform as among the grantees.

Terms and Conditions of Grants
The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our 2013 Equity Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of our common stock on the date of grant. The purchase price of any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of our capital stock or any of our parent or subsidiary corporations, referred to as a 10% Shareholder, must be at least 110% of the fair market value of a share of our common stock on the date of grant. The term of any award under our 2013 Equity Plan may not be for more than ten years or five years in the case of an incentive stock option awarded to any 10% Shareholder. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options will be treated as nonqualified stock options.

Generally, an option’s purchase price may be paid in cash, by check, or in cash equivalent, by tender of shares of our common stock owned by the optionee having a fair market value not less than the exercise price, or by any lawful method approved by our compensation committee or by any combination of these. Our compensation committee may nevertheless restrict the forms of payment permitted in connection with any option grant.

Our compensation committee will specify when options granted will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee’s continued employment or service or achievement of specified milestones.

Stock awards consist of a specified number of shares of common stock subject to such terms, conditions and transfer restrictions based on performance standards, periods of service, retention by the participant of a specified number of shares of common stock or other criteria. Awards of stock units give participants a right to receive shares of common stock in the future subject to such terms, conditions and restrictions as established by the grant. Stock units will be settled for common stock, cash or a combination of both as soon as practicable after our compensation committee determines that the terms and conditions of the stock unit has been satisfied (or at a later date if the distribution has been deferred).

Other stock-based awards such as stock purchase rights (with or without loans to participants by us), awards of common stock or awards valued in whole or in part by reference to common stock or dividends on common stock may be granted either alone or in addition to other awards under our 2013 Equity Plan. If specified in the grant instrument, the recipient of a stock-based award may be entitled to receive, currently or on a deferred basis, interest, dividends or dividend equivalents with respect to the common stock or other securities covered by the award.

Transferability
Only the grantee may exercise rights under a grant during the grantee’s lifetime. A grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to grants other than incentive stock options, if permitted in any specific case by our compensation committee, pursuant to a domestic relations order or otherwise as permitted by our compensation committee. Our compensation committee may provide in a grant instrument that a grantee may transfer a nonqualified stock option to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as our compensation committee may determine.

Change in Control
Unless otherwise provided in the applicable award agreement, or as determined otherwise by our compensation committee, effective upon a change in control, as defined in our 2013 Equity Plan, all options and SARs outstanding on the date of such change in control will become immediately and fully exercisable. Unless otherwise provided in the applicable award agreement, effective upon a change in control, all restrictions applicable to stock awards and stock units and other equity awards will become fully vested and will be payable on terms our compensation committee determines. In the event of a change of control, our compensation committee may take any of the following actions with respect to any or all outstanding grants: our compensation committee may (i) determine that all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change of control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that grantees surrender their outstanding options and SARs in exchange for one or more payments, in cash or stock as determined by our compensation committee, in an amount, if any, equal to the amount by which the then fair market value of the shares of our common stock subject to the grantee’s unexercised options and SARs exceeds the exercise price or base amount of the options and SARs, on such terms as our compensation committee determines, or (iii) after giving grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as our compensation committee deems appropriate. Such assumption, surrender or termination will take place as of the date of the change of control or such other date as our compensation committee may specify.

Other Agreements
Our compensation committee may require that a grantee execute a shareholders agreement and/or voting agreement, in each case, with terms our compensation committee deems appropriate, with respect to any common stock issued or transferred pursuant to our 2013 Equity Plan. A grantee will also be subject to lock-up periods and market standoff periods as we or any representative of underwriters in connection with any underwritten offering of our securities under the Securities Act of 1933 determines and will be required to enter into a separate written agreement to such effect and substance as requested by us or such representative.

Amendment and Termination
Our 2013 Equity Plan will remain in effect until the tenth anniversary of its effective date, unless it is terminated earlier by our board of directors. Our board of directors may amend, suspend or terminate our 2013 Equity Plan or any portion thereof at any time provided that

•to the extent required by section 162(m) of the Code, no grant that is intended to comply with section 162(m) after the date of such amendment becomes exercisable, realizable or vested, as applicable to such grant, unless and until our shareholders approve such amendment in the manner required by section 162(m); and
•if shares of our common stock are listed on a national securities exchange, no amendment that would require shareholder approval under the rules of the exchange may be made effective unless and until our shareholders approve such amendment.
If at any time the approval of our shareholders is required as to any other modification or amendment under section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval.

In all other respects, our board of directors may amend, modify, suspend or terminate our 2013 Equity Plan, except that our board of directors may not make any modification, amendment or termination to our 2013 Equity Plan, without the consent of a grantee, if such modification, amendment or termination would adversely affect the rights of the grantee under an outstanding grant. Our board of directors may not replace stock options granted without the approval of our shareholders.

Federal Income Tax Consequences
The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our 2013 Equity Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
Incentive Stock Options. The grant of an incentive stock option under our 2013 Equity Plan will not result in any federal income tax consequences to the optionee or us. An optionee recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. We are not entitled to any deduction under these circumstances.
If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and as long as the optionee’s total compensation is deemed reasonable in amount.
The "spread" under an incentive stock option, i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price, is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.
Nonqualified Stock Option. The grant of a nonqualified stock option under our 2013 Equity Plan will not result in any federal income tax consequences to the optionee or us. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the optionee’s total compensation is deemed reasonable in amount. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We will not receive a tax deduction for any such gain.

In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Stock Awards. The grant of a stock award will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We will not receive a tax deduction for any such gain.
Recipients of stock awards may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to recognize as ordinary compensation income in the year that such stock awards are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the stock awards are issued.
Stock Units. Recipients of stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the stock units and withholding for employment tax purposes when the stock units vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the stock units equal to the excess of the amount realized on such disposition over the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Stock units also can be considered nonqualified deferred compensation and subject to Section 409A of the Code. A grant of stock unit that does not meet the requirements of Section 409A of the Code will result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
SARs. Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of the amount realized on such disposition over the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Other equity awards. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Dividends and dividend equivalents. Recipients of awards that earn dividends or dividend equivalents recognize ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.

Tax Withholding
We have the right to require the recipient of any grant to pay to us an amount necessary to satisfy our federal, state and local tax withholding obligations with respect to a grant to that recipient. We may withhold an amount necessary to satisfy these amounts from other amounts we would otherwise pay to the recipient.
Plan Benefits

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 28, 2013, Escalon Medical Corp.("Company") held its Annual Meeting of Shareholders (the "Meeting"). At the Meeting, shareholders elected as Class II directors of the Company Fred Choate with 2,079,473 votes for and 103,656 votes withheld and Lisa A. Napolitano with 2,078, 580 votes for and 104,549 votes withheld. There were 4,685,243 broker non-votes with respect to the proposal for the election of directors. A broker non-vote occurs when the broker has not received instructions from the underlying holder and lacks the discretionary power to vote the shares.

The shareholders also ratified Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2014 by a vote of 6,813,036 for, 28,259 for against and 27,077 abstained.

Concerning the proposal to approve the Company's 2013 Equity Incentive Plan, the proposal has been approved by a vote of 1,857,622 for, 305,553 against and 19,954 abstained. There were 4,685,243 broker non-votes with respect to the proposal for the Company's 2013 Equity Incentive Plan. A broker non-vote occurs when the broker has not received instructions from the underlying holder and lacks the discretionary power to vote the shares.

Concerning the proposal to approve, by non-binding vote, the compensation of the Company's executive officers described in the proxy statement, the proposal has been approved by a vote of 1,956,514 for, 222,653 against and 3,962 abstained. There were 4,685,243 broker non-votes with respect to the proposal for the to approve, by non-binding vote, the compensation of the Company's executive officers described in the proxy statement. A broker non-vote occurs when the broker has not received instructions from the underlying holder and lacks the discretionary power to vote the shares.

Concerning the proposal to conduct a non-binding vote on the frequency of future shareholder advisory votes relating to executive compensation, three years has been approved by a vote of 1,479,731 for and 146,827 abstained, the votes for two years were 78,226 and one year 478,345.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

January 3, 2013	By:	Richard DePiano, Jr

Name: Richard DePiano, Jr
Title: Chief Executive Officer